NOTICE OF ANNUAL MEETING
                          TO BE HELD XXXXXXX XX XXXX



                  To the Shareholders of The CAMCO Investors Fund



NOTICE IS HEREBY GIVEN that the Annual Meeting of The CAMCO Investors Fund will be held at 30 East Main St. Berryville VA 22611 on XXXXXXX XX XXXX at 7:30 PM for the following purposes.


  1) To elect or reject five (5) directors to serve until the next Annual Meet-ing of Shareholders or until their successors are elected and qualified.

  2) To ratify or reject the selection of Sanville & Company, Certified Public Accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2004.

  3) To increase the maximum permitted expense ratio to 1.98% of the averaged net assets of the Fund.

  4) To transact such other business as may properly come before the meeting or any general adjournments thereof.



 The Board of Directors has fixed the close of business on November 14, 2003 as the record date for determination of the shareholders entitled to notice of, and to vote at the meeting.



             PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IF
              YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON.


               PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED.





















                                PROXY STATEMENT
                             THE CAMCO INVESTORS FUND
            30 East Main St Berryville VA 22611    Tel. 1-800-727-1007


Enclosed herewith is notice of an Annual Meeting of Shareholders of The CAMCO Investors Fund (the "Fund") and a proxy form solicited by the Board of Directors of the Fund. This material was first mailed to shareholders on XXXXXX XX XXXX.

Exercised proxies may be revoked by you at any time either by mail notice to the Fund, resubmittal at a later date or voting at the meeting. Please place your instructions on the enclosed one, then sign, date and return.

The Fund has one class of capital stock of the Fund, all having equal voting rights. On November 14, 2003, the date of record, there were 3,764.3953 shares outstanding, held by shareholders entitled to notice of and to vote at the meet-ing. In all matters, each share has one vote.

A quorum must exist to hold an annual meeting. It requires that more than fifty percent of the outstanding shares be present or represented by proxy. Absten-tions and broker accounts that do not vote are considered as being present with negative votes. Sixty-seven percent of the votes cast or fifty percent of the outstanding shares, whichever is less, will pass any proposal presented.



                     PROPOSAL #1: ELECTION OF DIRECTORS

The five directors listed below have consented to serve if elected until the next Annual Meeting of Shareholders or until their successors are elected and qualified. All current Fund Officers are also presented in the following table.

  Name, Address     Position  in  Term  of Office  Principal     #  of    Other
     and Age          the Fund     and Length of   Occupation    Funds   Direct-
                                    Time Served    Past  Five   in Fund  orships
                                                     Years      Complex    Held
                                                                Overseen
                                                              by  Director
  Interested Director & Officer
*Dennis Connor       President   Elected for One  Vice President   One     None
30 East Main St         and       Year.  Served        CAMCO
Berryville VA        Director         Since       Investment Fund
     47                            Mar 7, 2003    The Fund Adviser

 Interested Officers
*Paul Berghaus       Treasurer   Elected for One  Pres. & Treas.    One     None
30 East Main St                   Year.  Served        CAMCO
Berryville VA                         Since       Investment Fund
     63                            Mar 7, 2003    The Fund Adviser

*Rick Weitz          Secretary   Elected for One  Vice President    One     None
30 East Main St                   Year.  Served        CAMCO
Berryville VA                         Since       Investment Fund
     45                            Mar 7, 2003    The Fund Adviser

* "Interested persons" as defined in the Investment Company Act of 1940. All three Gentlemen are "interested persons" because They are officers of the Fund and also participate in ownership of the Fund's Investment Adviser.

  Continued Table
  Name, Address     Position  in  Term  of Office  Principal     #  of    Other
     and Age          the Fund     and Length of   Occupation    Funds   Direct-
                                    Time Served    Past  Five   in Fund  orships
                                                     Years      Complex    Held
                                                                Overseen
                                                              by  Director
  Independent Directors
Charles J. Bailey    Director    Elected for One   Regional Mgr    One     None
11620 Gambrill Road               Year.  Served    Tollgate Inc
Freserick MD                     Since Inception   Frederick MD
     60                            Nov 11, 2002

Col Richard Bruss    Director    Elected for One    Retired        One     None
9507 Arnon Chapel Rd              Year.  Served       USAF
Great Falls VA                   Since Inception
     74                            Nov 11, 2002

Keith P Newman       Director    Elected for One      Realtor      One     None
9110 Glen Brook Rd                Year.  Served     Fairfax VA
Fairfax VA                       Since Inception
     49                            Nov 11, 2002

Malcolm K Uffelman   Director    Elected for One   Vice President  One     None
1808 Horseback Trail              Year.  Served      Contact Inc
Vienna VA                        Since Inception    Winchester VA
     67                            Nov 11, 2002

Shareholders have one vote for each share they own for each of five Directors of their choice. All proxies returned to the Fund, except those specifically mark-ed to withhold authority, will be cast for the nominees listed above. A major-ity of the votes cast when a quorum is present will elect each director. The independent nominees stood for election last year and all received positive votes.


                     BOARD MEETINGS AND DIRECTORS DUTIES

Meetings: There has been one board meeting in 2003. Mr. Newman was absent because of family illness. All others were in attendance.

Director Duties: The Board of Directors select officers to run the Fund, propose all changes in operating procedures where approval of a majority of the Inde-pendent Directors is required, pass on the Fund's auditor on a yearly basis and monitor Fund activities to insure to the best of their collective abilities that Fund Officers are meeting Fund commitments to their shareholders, the Securities and Exchange Commission, the Internal Revenue Service and Blue Sky arrangements with the various states where the Fund offers its shares.

                FUND HOLDINGS OF THE PRESENT OFFICERS AND DIRECTORS

       Name            Dollar Range of Equity   Aggregate Dollar Range of Equity
                       Securities in the Fund     Securities in All Registered
                                                Investment Companies  Overseen
                                                   by Director in Family of
                                                     Investment Companies
  Interested officers and directors
Dennis Conner                   $0                            $0
Paul Berghaus           $10,000 to $50,000            $10,000 to $50,000
Rick Weitz                      $0                            $0

  Independent directors
Charles J Bailey                $0                            $0
Col.Richard Bruss               $0                            $0
Keith P Newman                  $0                            $0
Malcolm R Uffelman              $0                            $0

The above holdings represent all director's total dollar range of equity secur-ity holdings in the Fund. Their holdings are the same in all registered invest-ment companies since they only serve the Camco Investors Fund.


                      REMUNERATION OF DIRECTORS AND OFFICERS

The Fund does not pay salaries to Officers or Directors of the Fund. Comppen-sations listed below are all travel and other expenses associated with attending meetings.

                                CAMCO Investors Fund          Family of Funds
        Name                        Compensation              CAMCO Investors
                                      in  2003             Compensation in 2003

  Interested directors and officers
*Dennis Conner                         none                         none
*Paul Berghaus                         none                         none
*Rick Weitz                            none                         none

  Independent directors
Charles J Bailey                      $   99                       $   99
Col Richard Bruss                     $   99                       $   99
Keith P Newman                        $   99                       $   99
Malcolm R Uffelman                    $   99                       $   99

* Messrs Conner, Berghaus and Weitz serve the Fund in many capacities but only receive compensation from the Management Company where they share ownership.


                                   BROKERAGE

The Fund requires all brokers to effect transactions in portfolio securities in such a manner as to get prompt execution of orders at the most favorable price. Where consistent with best price and execution and, in light of its limited re-sources, the Fund will deal with primary markets in placing over-the-counter portfolio orders.

The Fund places all orders for purchase and sale of its securities through its President who is answerable to the Board of Directors. The President may select brokers who, in addition to meeting the primary requirements of execution and price, may have furnished statistical or other factual information and services that are helpful or necessary to the Fund's normal operation. These services may include economic or industry studies, security analysis and reports, sales literature and statistical services that are furnished either to the Fund or the Adviser. No effort is made to determine the value of these services or the amount they may have reduced Adviser expenses.

Other than as set forth above, the Fund has no fixed policy, formula, method or criteria used in allocating brokerage business to brokers furnishing these ma-terials and services. In its most recently completed year, 2002, the Fund paid nobrokerage commissions because it only traded bond strips that traded flat with no further charges. Commissions were also zero in 2001 and 2000. The Board of Directors evaluates and reviews annually the reasonableness of brokerage commissions paid.



          PROPOSAL #2: RATIFICATION OR REJECTION OF SELECTION OF AUDITOR

Your Board of Directors recommend, subject to shareholder approval, Sanville & Company Certified Public Accountants to audit and certify financial statements of the Fund for the year 2003 since they performed our 2002 audit in an exem-plary fashion at a competitive price.

Audit Fees: The fee charged for the 2002 audit by Sanville & Company was $3,071.28. The fee for the year 2003 is expected to be slightly less. This charge will include reporting its findings to the Securities and Exchange Commission along with the Fund's Board of Directors concerning the certified audit. The status of the Fund's securities held in corporate name is also re-ported three times a year as required since the Fund acts as self-custodian.

All Other Fees: None

Financial Information System Design and Implementation Fees: None

The Board of Directors has adopted procedures to pre-approve the types of pro-fessional services required of their auditors. This service must have the au-ditor completely independent of the Fund. Neither Sanville & Co. nor any of its partners may have any direct or material indirect interest in the Fund and will provide no non-auditing services. No representative of Sanville & Co. will be present at the meeting unless requested by a shareholder in advance. Requests, if desired, should be directed to the Secretary of the Fund.


    PROPOSAL #3 INCREASE THE EXPENSE RATIO OF THE FUND TO A MAXIMUM OF 1.98%

Currently, the Fund's Investment Adviser provides transfer and custodian functions. Increased regulatory requirements caused by recent disclosures of wrongdoing by fund managements has suggested that even small funds should con-sider seeking professional help to remain compliant with the laws of the land. As a consequence, your Fund considers it necessary to request an increase in the cap of the expense ratio of the Fund from 1.50% of the averaged assets to 1.98% to permit hiring professional organizations to perform these functions.

If the increased cap is approved, the Fund will hire Mutual Shareholders Services to act as its transfer agent to handle all shareholder services and compliance filings with the Internal Revenue Service and the Securities & Ex-change Commission. In addition the Fund would hire the US Bank to act as cus-todian of Fund securities and short-term investments.

These changes in the cap to the expense ratio would allow the Fund to use the above services and continue to serve its shareholders by following the investment objectives and policies as outlined in its current prospectus.

                             SHAREHOLDER PROPOSALS

The Fund tentatively expects to hold its next annual meeting in December 2004. Shareholder proposals may be presented at that meeting provided they are recei-ved by the Fund not later than January 4, 2004 in accordance with Rule 14a-8 under the Securities & Exchange Act of 1934 which sets forth certain require-ments.


                                OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting other than those mentioned above. Should other business come before the meeting, the proxies will be voted in accordance with the view of the Board of Directors.

                  PROXY - SOLICITED BY THE BOARD OF DIRECTORS
         CAMCO FUND ANNUAL MEETING OF SHAREHOLDERS XXXXXXXX XX XXXX


The annual meeting of the VALLEY FORGE FUND will be held at 30 East Main St Berryville VA at 7:30 P.M. The undersigned hereby appoints Dennis Conner or Paul Berghaus as proxy to represent and to vote all shares of the undersigned at the annual meeting of shareholders and all adjournments therof, with all powers the undersigned would possess if personally present, upon the matters specified below.

 SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED: IF NO DIRECTION IS INDICATED AS TO A PROPOSAL, THE PROXIES SHALL VOTE FOR SUCH PROPOSAL. THE PROXIES MAY VOTE AT THEIR DISCRETION ON ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING.

The Board of Directors recommends that you vote FOR on all Proposals.


1. Election of Directors.
            ___
           l___l  FOR all nominees except as marked to the contrary below.
            ___
           l___l  WITHHOLD AUTHORITY to vote for all nominees.

    Instructions: To withhold authority to vote for nominees, strike a line through his/their name(s) in the following list.

         Dennis Conner             Charles J Bailey         Col Richard Bruss
         Keith P Newman            Malcolm R Uffelman

2. Ratification or Rejection of Selection of Sanville & Co by the Board of Directors as independent public accountants to audit and certify financial statements of the Fund for the fiscal year ending December 31, 2003.
          ___                     ___                      ___
         l___l   FOR             l___l   AGAINST          l___l   ABSTAIN

3. Increase in the expense ratio of the Fund to a maximum of 1.98%
          ___                     ___                      ___
         l___l   FOR             l___l   AGAINST          l___l   ABSTAIN



Please mark, date, sign and return the proxy promptly in the enclosed envelope. For joint registrations, both parties should sign.




Dated ___________________, 2003                        _______________________
                                                       Shareholder's Signature



                                                       _______________________
                                                       Shareholder's Signature


You should review your address and note corrections below.








                                      - 5 -